UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2013

CREDIT ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road Southfield, Michigan		48034-8339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 248-353-2700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 2.02.

Item 8.01	Other Events.

On April 8, 2013, Credit Acceptance Corporation (the “Company”) issued a press release announcing certain operating results for the two months ended February 28, 2013 and for the three months ended March 31, 2013 and results of the Company’s share repurchase program activities for the three months ended March 31, 2013. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: April 8, 2013	By:	/s/ Douglas W. Busk
Douglas W. Busk
Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 8, 2013.